SECOND AMENDMENT TO CONVERSION
                               AND NOTE AGREEMENT

THIS SECOND AMENDMENT TO CONVERSION AND NOTE AGREEMENT ('Second Amendment") is made and entered into effective as of August 13, 1997, by and among GABLES REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("GRLP"), GABLES-TENNESSEE PROPERTIES, a Tennessee general partnership ("GTP"), (GRLP and GTP being sometimes collectively referred to herein as "Borrower"), GABLES RESIDENTIAL TRUST, a Maryland real estate investment trust (the "Company") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender").

                                    RECITALS:
Reference is here made to that certain Conversion and Note Agreement dated as of December 29, 1995 by and among GRLP, GTP, the Company, and the Lender, as amended by that certain First Amendment to Conversion and Note Agreement dated as of December 30, 1996 (as so amended, the "Existing Agreement"). Words with initial capital letters used but not defined herein shall have the respective meanings ascribed to them in the Existing Agreement.

The Loan has been fully dispersed and Borrower intends to proceed with the exercise of the Conversion Option. Company requested certain changes to the Existing Agreement and, subject to the terms and provisions hereof, Lender has agreed to said changes. Borrower, Company and Lender execute and deliver this Second Amendment to effectuate their agreement and understandings.

                                   AGREEMENTS:
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and in the Existing Agreement, Borrower, Company, and Lender hereby agree as follows:

1. Section 4.01(k) of the Existing Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefor the following:

"(k) Assets of Company. The Company's only assets (other than cash held for distribution) shall, subject to the provisions of this subparagraph (k), at all times remain its ownership interest in Borrower, its indirect ownership interest in assets held by Borrower or a wholly owned Subsidiary of Borrower, its existing 100% ownership interest in Candle Creek, Inc., a Georgia corporation (now known as GRT Villas Gen Par, Inc.), its 100% ownership interest in Candlewood Gen Par, Inc., its 100% ownership interest of Gables GP, Inc., and its one percent (1%) interests (held through Gables GP, Inc.) in Pin Oak Green and Pin Oak Apartments, respectively (each a Texas general partnership). Except as provided below in this subparagraph (k), all assets acquired, owned or held after the date of this Agreement shall be held by Borrower, or by a wholly owned Subsidiary of Borrower. Each Partnership shall at all times remain a Consolidated Subsidiary of the Company. GRLP shall at all times retain at least a 99% general partnership interest in GTP. The Company shall have the right to acquire other assets (i.e. other than those listed in the first sentence of this subparagraph (k)) provided that the Total Book Capitalization of the Company shall not, either before or after giving effect to such acquisition, exceed 120% of the Total Book Capitalization of the Borrower."

     2. The parties hereto acknowledge and agree that, notwithstanding the provisions of Section 2.01 of the Existing Loan Agreement, which among other things require that the Conversion Date shall be the first day of a calendar month, in accordance with Borrower's request the Conversion Date shall instead occur as soon as practicable after the conditions precedent set forth in Section
2.02 of the Existing Agreement have been satisfied. Borrower has further requested that the Conversion Date not be delayed until the completion of documentation and recordation of the release of the mortgages, assignments and security interests securing the Loan, and Borrower has assumed responsibility for preparing and recording such documentation. Accordingly, the occurrence of the Conversion Date prior to the completion of such matters shall not constitute a breach of any obligation of Lender in connection with such matters, provided that Lender shall continue to cooperate reasonably with Borrower in connection with such matters.

     3. Except as amended hereby, the Existing Agreement shall remain in full force and effect. The Existing Agreement, as amended by this Second Amendment, and all rights, powers, and remedies created thereby or thereunder is hereby ratified and confirmed in all respects. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia excluding choice of law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state. This Second Amendment may be executed in multiple counterparts by the parties hereto, each of which when so executed and delivered shall constitute an original, but all such counterparts taken together constituting one and the same instrument.

                                   GABLES REALTY LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                   By: Gables GP, Inc., a Texas corporation,
                                        its general partner

                                   By:   /s/ Marvin R. Banks, Jr.
                                        ----------------------------
                                   Name: Marvin R. Banks, Jr.
                                        ---------------------------
                                   Title: Vice President
                                        ---------------------------


                                   GABLES-TENNESSEE PROPERTIES,
                                   a Tennessee general partnership

                                   By: Gables GP, Inc., a Texas corporation,
                                        its general partner

                                   By: /s/ Marvin R. Banks
                                         ---------------------------
                                   Name:  Marvin R. Banks, Jr.
                                         ---------------------------

                                   Title: Vice President
                                          --------------------------



                                    GABLES RESIDENTIAL TRUST, a Maryland REIT

                                    By: /s/ Marvin R. Banks, Jr.
                                        ----------------------------
                                    Name:  Marvin R. Banks, Jr.
                                         ---------------------------

                                    Title:  Vice President
                                         ---------------------------


                                    TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA

                                    By: /s/ Kevin J. Riordan
                                      -----------------------------

                                    Name: Kevin J. Riordan
                                      -----------------------------

                                    Title:     Director
                                           ------------------------